UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2015

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of
Incorporation)

001-35518	20-2590184
(Commission File Number)	(IRS Employer Identification No.)

1550 East Gude Drive, Rockville MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 838-2500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

On January 16, 2015, Supernus Pharmaceuticals, Inc. issued a press release announcing that it sued generic drug makers Par Pharmaceutical Companies, Inc. and Par Pharmaceutical, Inc. for infringement of four patents covering its antiepileptic drug Trokendi XR®.  A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

On January 21, 2015, Supernus Pharmaceuticals, Inc. issued a press release announcing that it sued generic drug makers TWi Pharmaceuticals, Inc. and TWi International LLC (d/b/a TWi Pharmaceuticals USA) for infringement of four patents covering its antiepileptic drug Oxtellar XR®.  A copy of this press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

The following documents are furnished as Exhibits pursuant to Item 8.01 hereof:

Exhibit 99.1 — Press Release Dated January 16, 2015.

Exhibit 99.2 — Press Release Dated January 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: January 23, 2015	By:	/s/	Gregory S. Patrick
Gregory S. Patrick
Vice-President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release Dated January 16, 2015.	Attached

99.2	Press Release Dated January 21, 2015.	Attached